UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 15, 2014

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M-63 North, Benton Harbor, Michigan	49022-2692
(Address of Principal Executive Offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 15, 2014, Whirlpool Corporation (“the Company”) received the China Securities Regulatory Commission’s (“CSRC”) approval of the acquisition of a 51 percent equity stake in Hefei Rongshida Sanyo Electric Co., Ltd. (“Hefei Sanyo”) by Whirlpool (China) Investment Co., Ltd. (“Whirlpool China”), a wholly-owned subsidiary of the Company. The CSRC also waived a regulatory requirement that would have required Whirlpool China to make a tender offer for the remainder of Hefei Sanyo’s outstanding shares.

As previously disclosed, Whirlpool China entered into a Share Purchase Agreement with SANYO Electric Co., Ltd. and SANYO Electric (China) Co., Ltd. and a Share Subscription Agreement with Hefei Sanyo on August 12, 2013. The agreements provide for the acquisition of shares which in the aggregate total 51 percent of Hefei Sanyo’s outstanding shares. Closing on both transactions will require funds transfers and share registrations, which are subject to administrative processes and approvals. The Company currently expects the transactions to close at the end of the third quarter or early in the fourth quarter of 2014.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this current report relating to the acquisition of shares of Hefei Sanyo constitute “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current expectations regarding future events and speak only as of the date of this current report. Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance and will not necessarily be accurate indications of whether or not, or the times at or by which, events will occur. Actual performance may differ materially from that expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the risk that the remaining closing conditions in the Share Purchase Agreement and Share Subscription Agreement will not be met and the risk that the transaction will not close at the end of the third quarter or early in the fourth quarter of 2014. In addition to these risks, reference should also be made to the factors discussed under “Risk Factors” in Whirlpool Corporation’s periodic filings with the Securities and Exchange Commission. Although the forward-looking statements contained in this current report are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this current report and, except as expressly required by applicable law, Whirlpool Corporation assumes no obligation to update or revise them to reflect new events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: September 15, 2014	By:	/s/ KIRSTEN J. HEWITT

	Name:	Kirsten J. Hewitt
	Title:	Senior Vice President Corporate Affairs, General Counsel, and Corporate Secretary